                                                         EXHIBIT 10.1

                    SECOND AMENDMENT TO CREDIT AGREEMENT


                  SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of September 25, 1996, among U.S. HOME CORPORATION, a Delaware corporation (the "Borrower"), the Lenders that are parties to the Credit Agreement (as hereinafter defined) and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent").

                                 RECITALS:
                  A. The Borrower, the Lenders and the Agent have previously entered into that certain Credit Agreement dated as of September 29, 1995, and that certain Consent and First Amendment to Credit Agreement dated as of February 9, 1996 (such Credit Agreement, as so amended, being herein referred to as the "Credit Agreement").

                  B.  The parties hereto desire to amend the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:

                  1.       DEFINITIONS

                  1.1 In addition to the terms defined herein, capitalized terms used in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

                  1.2 Article I of the Credit Agreement is amended by amending and restating or adding, as the case may be, the definitions set forth below:

                           "Borrowing  Base"  means,  with  respect  to  an
                  Inventory Valuation Date for which it is to be determined, an amount equal to the sum of the following assets of the Borrower and the Guarantors: (i) the Receivables, multiplied by ninety percent (90%), (ii) the book value of Housing Units Under Contract, multiplied by eighty percent (80%), (iii) the book value of Inventory Housing Units, multiplied by seventy percent (70%), but not exceeding thirty percent (30%) of Total Senior Loan Commitments, and (iv) the sum (but not exceeding thirty-three and one-third (33 1/3%) percent of Total Senior Loan Commitments) of (A) the book value of Finished Lots, multiplied by fifty percent (50%) and (B) the book value of Owned Land, multiplied by twenty-five percent (25%).

                           "Consolidated  Senior Debt Borrowings" means, at
                  any  date,   with   respect  to  the   Borrower  and  the
                  Guarantors, on a consolidated basis, the outstanding balance of all obligations described in clauses (i), (iv) or (viii) of the definition of "Indebtedness" (including the Obligations) calculated in accordance with Agreement Accounting Principles but excluding (i) Indebtedness of the Borrower to a Guarantor, a Guarantor to the Borrower or a Guarantor to another Guarantor, and (ii) the Convertible Subordinated Notes and any other Subordinated Indebtedness.

                           "Facility  Termination Date" means September 29,
                  1999,  as the same may be extended as provided in Section
                  2.20.

                           "Owned  Land" means land  (other  than  Finished
                  Lots) owned or held by the Borrower or any Guarantor for development or sale or land under development.

                           "Total Senior Loan  Commitments"  means,  at any
                  date, on a consolidated basis for the Borrower and the Guarantors, (i) the sum of (a) all outstanding obligations described in clauses (i), (iv) and (viii) of the definition of "Indebtedness" to Persons that are not the Borrower, Subsidiaries of the Borrower or Affiliates of the Borrower or of any of its Subsidiaries, plus (b) all bona fide, binding but unfunded commitments (including the Commitments) of banks or other financial institutions with respect to the borrowing by the Borrower or any Guarantor of obligations of the type referred to in clause (a) above, except to the extent that such commitments are subject to conditions that have not been satisfied (other than customary conditions that the Borrower and the Guarantors can reasonably be expected to satisfy in the ordinary course of business), less (ii) the sum of the outstanding amounts of the Convertible Subordinated Notes and all other Subordinated Indebtedness, all as determined in accordance with Agreement Accounting Principles.

                  2.       EXTENSION

                  The parties hereto acknowledge and agree that, pursuant to Section 2.20 of the Credit Agreement, the Facility Termination Date has been extended to September 29, 1999.

                  3.       AMENDMENT OF SECTION 8.6

                  3.1 Clause (ix) of Section 8.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (ix) Investments in Non-Borrowing Subsidiaries to the extent permitted under the provisions of Section 7.2 and other loans or advances to Non-Borrowing Subsidiaries that are neither made nor outstanding at any time at which any Loans (excluding Facility Letters of Credit) are outstanding hereunder.


                  3.2 Section 8.6 of the Credit Agreement is further amended by inserting the following clauses (xv) and (xvi) at the end thereof:
                  (xv) The repurchase, repayment, prepayment, redemption or other acquisition of any of the Convertible Subordinated Notes involving expenditures not to exceed $15,000,000 in the aggregate and as otherwise permitted under Section
                  8.11 hereof.

                  (xvi) Investments permitted under Section 8.9 hereof.


                  4.       AMENDMENT OF SECTION 8.9

                  4.1 Section 8.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           8.9 Redemption. The Borrower will not purchase or redeem any of its capital stock heretofore or hereafter issued, except that the Borrower may purchase or redeem its capital stock (i) to the extent that the consideration for such redemption or purchase is limited to capital stock of the Borrower or (ii) if the consideration for such purchase or redemption is other than capital stock of the Borrower and does not exceed, in the aggregate for all such purchases and redemptions from and after the date hereof, $5,000,000; provided that this Section 8.9 shall not prohibit the Borrower from repurchasing, repaying, prepaying, redeeming or otherwise acquiring Convertible Subordinated Notes to the extent permitted under Section 8.6(xv) hereof.

                  5.       AMENDMENT OF SECTION 8.11

                  5.1 Section 8.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           8.11.  Subordinated  Indebtedness.  The Borrower
                  will not, nor will it permit any Significant Guarantor to, make any amendment or modification to the subordination provisions of any indenture, note or other agreement evidencing or governing any Subordinated Indebtedness, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness; provided, however, that the foregoing shall not prohibit (i) the conversion of the Convertible Subordinated Notes in accordance with the Indenture dated as of November 3, 1993 or an amendment permitting such conversion at a lower conversion price than is therein provided, (ii) the repayment or prepayment of Subordinated Indebtedness solely from the net proceeds of other Subordinated Indebtedness or from capital stock or
                  (iii) the Borrower from repurchasing, repaying, prepaying, redeeming, or otherwise acquiring Convertible Subordinated Notes to the extent permitted by Section 8.6(xv) hereof.


                  6.       CHANGE IN SCHEDULES

                  The Borrower (i) furnished, on the date hereof, to the Agent a revised Schedule "6.8", and (ii) hereby certifies that such revised
Schedule is true, correct and complete in all material respects on the date hereof. Such revised Schedule "6.8" shall be substituted for Schedule "6.8" to the Credit Agreement.

                  7.       ADDITIONAL REQUIREMENTS

                  On  or  before  the   execution   and  delivery  of  this
Amendment, the Borrower shall:

                  7.1 deliver to the Agent the Consent of the Guarantors in the form attached to this Amendment;

                  7.2 deliver to the Agent the favorable opinion of the Borrower's counsel, Kaye, Scholer, Fierman, Hays & Handler, substantially in the form of Exhibit "A" to this Amendment; and

                  7.3      pay to the Agent the fees provided for in Section
2.20 of the Credit Agreement.

                  8.       MISCELLANEOUS

                  8.1 This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  8.2 In all respects, including all matters of construction, validity and performance, this Amendment shall be construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

                          U.S. HOME CORPORATION


                          By: \s\ Thomas A. Napoli
                              ----------------------------------
                              Thomas A. Napoli
                              Vice President - Finance and Chief
                              Financial Officer



                          LENDERS:

                          THE FIRST NATIONAL BANK OF CHICAGO,
                          Individually and as Agent


                          By: \s\ James D. Benko
                              --------------------------------
                              Name:  James D. Benko
                              Title: Assistant Vice President

                          GUARANTY FEDERAL BANK, F.S.B.


                          By:  \s\ Randy Reid
                               --------------------------------
                               Name:  Randy Reid
                               Title: Vice President

                          CREDIT LYONNAIS NEW YORK BRANCH


                          By: \s\ Robert Ivosevich
                              ---------------------------------
                              Name:  Robert Ivosevich
                              Title: Senior Vice President


                          BANK ONE, ARIZONA, NA


                          By: \s\ Rhonda R. Williams
                              ---------------------------------
                              Name:  Rhonda R. Williams
                              Title: Vice President


                          COMERICA BANK, a Michigan corporation


                          By: \s\ David J. Campbell
                              ---------------------------------
                              Name:  David J. Campbell
                              Title: Vice President

                           CONSENT OF GUARANTORS


                  The   undersigned,   being  the   Guarantors   under  the
above-referenced Credit Agreement, do hereby consent to the foregoing Second Amendment to Credit Agreement.


                           CANTERBURY CORPORATION

                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           COUNTRYPLACE GOLF COURSE, INC.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President




                           HOMECRAFT CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           IMPERIAL HOMES CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President

                           LODGE HOLDINGS CORP.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President

                           OCEANPOINTE DEVELOPMENT CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           ORRIN THOMPSON CONSTRUCTION COMPANY


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President



                           ORRIN THOMPSON HOMES CORP.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President



                           PAPARONE CONSTRUCTION CO.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           RUTENBERG HOMES, INC. (FLORIDA)


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President

                           RUTENBERG HOMES, INC. (TEXAS)


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President



                           STONEY CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           USH CAPITAL CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           USH CROSSCREEK, INC.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           USH EQUITY CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President

                          U.S. HOME CORPORATION OF NEW YORK


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President



                           U.S. HOME OF ARIZONA CONSTRUCTION CO.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME OF COLORADO REAL ESTATE, INC.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           U.S. HOME REALTY CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President



                           U.S. HOME REALTY, INC. (MARYLAND)


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President



                           U.S. HOME REALTY, INC. (TEXAS)


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President

                           U.S. HOME AND DEVELOPMENT CORPORATION


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President



                           U.S.H. CORPORATION OF NEW YORK


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President


                           U.S.H. LOS PRADOS, INC.


                           By: /s/ Thomas A. Napoli
                               ____________________________________
                               Thomas A. Napoli
                               Vice President

                                                              Exhibit A


               [Kaye, Scholer, Fierman, Hays & Handler, LLP]


                                                     September 25, 1996



The First National Bank of Chicago,
  as Agent
One First National Plaza
Chicago, Illinois 60670


Ladies and Gentlemen:

                  We have acted as counsel to U.S. Home Corporation, a Delaware corporation (the "Borrower"), in connection with the preparation, execution and delivery of the Second Amendment to Credit Agreement, dated September 25, 1996 (the "Second Amendment"), among the Borrower, the lenders named therein and you, as agent (the "Agent"). Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement, dated as of September 29, 1995, among the Borrower, certain lenders and the Agent, as amended from time to time.

                  We have examined such documents, instruments, records and certificates of public officials and officers of the Borrower, and have reviewed such questions of law, as we have deemed necessary or appropriate as a basis for the opinion set forth below. As to any facts material to our opinion, we have relied upon such documents, instruments, certificates and records.

                  Based on the foregoing, and subject to the limitations, qualifications and exceptions set forth herein, in our opinion, the Second Amendment has been duly authorized, executed and delivered by the Borrower.

                  The opinion set forth above is subject to the following assumptions and qualifications:

                  We have assumed the Borrower is a corporation validly existing and in good standing under the laws of Delaware. We have also assumed the genuineness of all signatures, other than those of officers of the Borrower, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

                  Our   opinion  is  limited   to  the   Delaware   General
Corporation Law.

                  Our opinion is rendered solely for your information in connection with the foregoing, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                             Very truly yours,



                             /s/ Kaye, Scholer, Fierman, Hays and Handler